SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 3, 1999

                 WNC Housing Tax Credit Fund IV, L.P., Series 1
             (Exact name of registrant as specified in its charter)

  California                         0-26048                    33-0563307
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                  File Number          Identification Number)

                3158 Redhill Avenue, Suite 120, Costa Mesa 92626
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (714)662-5565


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Inapplicable.

(b)      Pro forma financial information.

         Inapplicable.


(c)      Exhibits.

         16.1     Letter re change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WNC Housing Tax Credit Fund IV, L.P., Series 1
                                           (Registrant)
Date: February 10, 1999      By:      WNC Tax Credit Partners IV, L.P.,
                                      General Partner

                                      By:      WNC & Associates, Inc.,
                                               General Partner

                                               By:    /s/ JOHN B. LESTER, JR. ,
                                                          John B. Lester, Jr.,
                                                          President